PROJECT IMPACTS

(1984–PRESENT*)

$50.6	$21.7	$6.8
Billion	Billion	Billion

total economic benefits	personal income including wages and benefits, with $11.2 billion for construction workers	tax revenues ($2.2 billion state/local and $4.6 billion federal)

214.0	245.1	131.3
Million	Thousand	Thousand

hours of on-site union construction work created	total jobs generated across communities	housing and healthcare units nationwide, with 67% affordable

“By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates’ pension capital, it reinforces the health of our pension funds.”

Sean McGarvey

President, North America’s Building Trades Unions
Trustee, AFL-CIO Housing Investment Trust

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of September 30, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.

HELPING BUILD AMERICA—THE UNION WAY

JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Jobs	Hours
Boilermakers	854	1,718,980
Bricklayers (including tile setters)	6,326	12,724,910
Carpenters	19,399	38,999,030
Cement Masons	3,957	7,954,210
Electrical Workers	16,203	32,573,990
Elevator Constructors	930	1,866,120
Insulators	1,296	2,606,060
Ironworkers	2,859	5,751,020
Laborers	14,439	29,021,220
Operating Engineers	3,893	7,824,560
Other	7,729	15,537,170
Painters	8,382	16,854,050
Plumbers	11,712	23,546,690
Roofers	3,394	6,825,180
Sheet Metal Workers	3,425	6,886,490
Teamsters	1,667	3,351,940
Grand Total	106,465	214,041,630

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of September 30, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.